UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

International Stem Cell Corporation
 (Exact name of registrant as specified in its charter)

DELAWARE	0-51891	20-4494098
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Jason Court Oceanside, CA	92056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 940-6383

BTHC III, INC.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 29, 2007 pursuant to a Certificate of Amendment filed with the Delaware Secretary of State, the Registrant changed its name to “International Stem Cell Corporation” and in connection therewith was issued the new trading symbol “ISCO”. See the Press Release attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(b) Pro Forma Financial Information.

(c) Exhibits.

Exhibit
Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Stem Cell Corporation

Dated: January 29, 2006

By: /s/ Jeff Krstich
Name: Jeff Krstich
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release

4